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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported):  February 28, 2007

                      Lehman ABS Corporation, on behalf of:

                      CORPORATE BACKED TRUST CERTIFICATES,
       BELLSOUTH TELECOMMUNICATIONS DEBENTURE-BACKED SERIES 2003-14 TRUST
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             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                        001-31777               13-3447441
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(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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The Corporate Backed Trust Certificates, BellSouth Telecommunications
Debenture-Backed Series 2003-14 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of August 12, 2003.

Item 8.01. OTHER EVENTS

On February 28, 2007, final distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

As previously reported, BellSouth Corporation, the guarantor of the underlying securities, filed a Form 15 with the Securities and Exchange Commission whereby it elected to suspend its duty to file periodic reports under certain sections of the Securities Exchange Act of 1934 related to the underlying securities of the trust. Under the terms of the trust agreement, the trust was to be terminated and the holder of call warrants related to the certificates of the trust had the option to exercise the call warrants, which was not exercised.

According to the trust agreement, each Class A-1 Certificate was entitled to 99.555% of the Underlying Securities (the "Class A-1 Allocation Ratio") and each Class A-2 Certificate was entitled to 0.445% of the Underlying Securities (the "Class A-2 Allocation Ratio") or its cash equivalent as determined by an auction conducted by an auction agent. Previously the holders of the trust certificates had elected to receive either their pro rata portion of the Underlying Securities or the proceeds from the sale of such Underlying Securities.

On February 23, 2007 an auction was completed for $26,319,000 principal amount of the Underlying Securities, representing the amount remaining after taking into account distributions to the certificateholders requesting receipt of the Underlying Securities. The Underlying Securities were sold at a price of $90.080 per $100 plus accrued interest. On February 28, 2007, the trust is expected to receive gross proceeds of $24,148,669.46 from such auction. As a result of the Allocation Ratios mentioned above, this equated to $23.91 per $25 par value Class A-1 Certificate consisting of $23.47 principal and $0.44 interest per 25 par value Class A-1 Certificate, and $90.94 principal only per $1,000 stated amount Class A-2 Certificate.


Holders who had elected to receive a pro rata portion of the Underlying Securities received $26.02 principal amount of Underlying Securities plus $0.03 cash in lieu of fractional Underlying Securities per $25 par value of Class A-1 Certificate The final distribution was made on February 28, 2007.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibit is filed as part of this report:

      1 Trustee's Final Distribution Statement to the Corporate Backed Trust Certificates, BellSouth Telecommunications Debenture-Backed Series 2003-14 Certificate Holders for the period ending February 28, 2007.


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                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  February 28, 2007


                                      Lehman ABS Corporation


                                      By: /s/ Charles M. Weaver
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                                      Name:   Charles M. Weaver
                                      Title:  Senior Vice President



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                                  EXHIBIT INDEX


Exhibit Number      Description
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           1        Trustee's Final Distribution Statement to the Corporate
                    Backed Trust Certificates, BellSouth Telecommunications
                    Debenture-Backed Series 2003-14 Certificate Holders for the period ending February 28, 2007


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